SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-KERR GROUP INC

          GAMCO INVESTORS, INC.
                                 2/04/97            5,800-            2.3750
                                 2/03/97           15,000-            2.1250
                                 2/03/97           35,700-            2.2174
                                 2/03/97              500-            2.1500
                                 1/31/97            3,000-            2.2500
                                 1/31/97            4,000-            2.1500
                                 1/31/97           10,000-            2.1250
                                 1/31/97            2,000             2.1534




























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

                                      32
                                           SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          PREFERRED CONVERTIBLE STOCK-KERR GROUP CVT PFD

          GAMCO INVESTORS, INC.
                                 2/04/97            1,500-            4.8750
                                 2/04/97            3,000-            5.0000
                                 2/03/97            1,500-            5.0000
                                 1/31/97            1,500-            5.0000

































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.
                                      33